DEBT	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
DEBT
5.	DEBT

As of March 31, 2014 and December 31, 2013, debt is as follows:

	March 31, 2014	December 31, 2013
Short-term debt:
January Private Placements	$2,477,500	$—
February Private Placements	1,382,083	—
Convertible Promissory Notes	—	650,000
Notes Payable	11,378,539	—
Promissory Notes	15,000,000	—

Total short-term debt	$30,238,122	$650,000

The January and February 2014 Private Placements

As discussed in Note 4, the 2014 Private Placements are due on the first anniversary of their respective issuance dates if not converted prior to the maturity date and accrue interest at a rate of 15% on the aggregate unconverted and outstanding principal amount, payable in cash on a quarterly basis. Accrued and unpaid interest as of March 31, 2014 was $342,187. The carrying value of the 2014 Private Placements represents the accreted value from the date of issuance to March 31, 2014 given the full allocation of the proceeds to the fair value of the warrants issued and the fair value of the embedded derivatives.

Promissory Notes

The Promissory Notes, issued in connection with the FIN acquisition, are due on May 29, 2014 and accrue interest at a rate of 10% per annum. Accrued and unpaid interest as of March 31, 2014 was approximately $125,000. If we fail to pay off the Promissory Notes in full by June 9, 2014, for every subsequent day the Promissory Notes are not paid in full, we will issue up to 12,500 shares of common stock per day, dependent on the outstanding principal amount at that time, but no more than a total of 500,000 shares of common stock.

Notes Payable

In conjunction with the FIN acquisition, the Company assumed a credit agreement expiring on December 31, 2015 which provides for a revolving credit and/or letter of credit commitment in the maximum combined amount of $20 million. Amount of credit to be provided is additionally limited to a specified percentages of eligible receivables and eligible finished goods and in-transit inventory. All collections of accounts receivable are required to be applied to reduce any revolving credit balance outstanding. The interest rate is the daily three month LIBOR plus a margin of 3% and at March 31, 2014 was 3.23%. The credit agreement includes a subjective acceleration clause and a lockbox arrangement; accordingly, amounts outstanding have been included as a current liability in the consolidated balance sheets.

The Company is obligated to comply with a number of covenants that include financial reporting, weekly collection reports, debt service and EBITDA coverage. As of March 31, 2014 the Company was in compliance with these covenants.

Interest Expense

Interest expense for the three months ended March 31, 2014 and 2013 is as follows:

	2014	2013
Accretion of convertible notes to face value	$3,859,583	$—
January and February 2014 Private Placements	578,938	—
Promissory notes to FIN sellers	125,000	—
Accretion of the original issue discount	304,080	—
Change in fair value of derivatives	(3,893,250)	—
Other	28,225	34,311

	$1,002,576	$34,311

3.	REVOLVING CREDIT LINES

The Company no longer maintains any revolving credit lines and has closed its credit cards. The Company had a balance due on these credit cards of $0 and $20,641 at December 31, 2013 and 2012, respectively.